UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 24, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado	80202
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2023, Civitas Resources, Inc. (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) with CPPIB Crestone Peak Resources Canada Inc., a Canadian corporation (the “Stockholder”), for the purchase of 4,918,032 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in a privately-negotiated transaction (the “Purchase”). The Stockholder currently beneficially owns 21,398,753 shares of Common Stock, which represents approximately 25.1% of the Company’s outstanding shares of Common Stock. The Stockholder will remain the Company’s largest shareholder following the Purchase, owning approximately 20.6% of the now outstanding Common Stock.

The price per Share for the Purchase equals $61.00 for a total purchase price of approximately $300 million. The Purchase will be funded from the Company’s cash on hand. The Share Purchase Agreement contains customary representations and warranties of the Company and the Stockholder.

The Purchase and the Share Purchase Agreement were approved by the members of the Company’s board of directors (the “Board”) and the Audit Committee of the Board.

The foregoing description is a summary of certain terms of the Share Purchase Agreement, does not purport to be complete description thereof and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 24, 2023, the Company issued a press release announcing the Purchase described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is included in this report as Exhibit 99.1 hereto and is incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement, dated January 24, 2023, between Civitas Resources, Inc. and CPPIB Crestone Peak Resources Canada Inc.
99.1	Press Release, dated January 24, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2023

CIVITAS RESOURCES, INC.

By:	/s/ Travis L. Counts
Name:	Travis L. Counts
Title:	Chief Legal Officer and Secretary